SCHEDULE OF COMPONENTS OF NET DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Stock-based compensation	$ 2,575	$ 1,164
Assets	2,752	5,736
Liability accruals	323	361
R&D Credit	1,372	4,792
Capital Loss	528	528
Deferred state tax	(2,146)	(2,246)
Net operating loss carry forward	53,456	57,343
Total gross deferred tax assets	58,860	67,678
Less - valuation allowance	(58,860)	(67,678)
Net deferred tax assets